77Q1(e)

1. Management Agreement effective August 1, 2008 between American Century
World Mutual Funds, Inc. and American Century Global Investment Management, Inc.
Filed as Exhibit 99(d)(2) to Form 485B Post-Effective Amendment No. 49
to the Registrant’s Registration Statement filed on
Form N-1A 03/30/09, 33-39242, and incorporated herein by reference.